Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Securities Act File No. 333-42115

OAK ASSOCIATES FUNDS

White Oak Select Growth Fund - WOGSX

Pin Oak Equity Fund – POGSX

Rock Oak Core Growth Fund – RCKSX

River Oak Discovery Fund - RIVSX

Red Oak Technology Select Fund – ROGSX

Black Oak Emerging Technology Fund - BOGSX

Live Oak Health Sciences Fund – LOGSX

(the “Funds”)

Supplement dated October 1, 2024 to the Funds’
Prospectus, Summary Pros, and Statement of Additional Information (“SAI”) dated February 28, 2024

 In memory of James D. Oelschlager

With a heavy heart we regretfully inform you of the passing of our founder, Mr. James D. Oelschlager, who also served as Co-Chief Investment Officer of Oak Associates ltd. until his passing. His courage and spirit remain on the minds of the Oak team that he put into place years ago to handle investment management and operations. The Board of the Trust, on behalf of shareholders, wishes to acknowledge the contributions of Mr. Oelschlager and expresses thanks and gratitude for all his years of service to the Trust.

In lieu of Mr. Oelschlager’s passing, all references to his roles with the Adviser and the Trust should be removed. Mr. Robert D. Stimpson will serve as sole Chief Investment Officer of the Adviser effective immediately.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.